Accrued Liabilities	12 Months Ended
Dec. 31, 2015
Accrued Liabilities [Abstract]
Accrued Liabilities
ACCRUED LIABILITIES

(dollars in millions)	2015	2014
Advances on sales contracts and service billings	$3,952	$4,241
Income taxes payable	2,498	305
Accrued salaries, wages and employee benefits	1,543	1,795
Service and warranty accruals	546	504
Litigation and contract matters	482	496
Interest payable	391	503
Accrued restructuring costs	334	253
Accrued property, sales and use taxes	292	280
Canadian government settlement - current portion	241	—
Accrued workers compensation	212	215
Other	4,147	3,935
	$14,638	$12,527

Income taxes payable as of December 31, 2015 includes taxes payable related to the gain on the sale of Sikorsky, expected to be substantially paid in the first quarter of 2016.
The Canadian government has historically provided research and development support under certain Pratt & Whitney Canada programs, wherein repayment, if any, is made in the form of royalties, conditioned upon the achievement of certain financial targets including specific aircraft engine sales, total aircraft engine sales volume and total year-over-year sales growth of the entity receiving the government funding. On December 30, 2015, Pratt & Whitney Canada and federal and provincial Canadian government agencies entered into amendments of certain government research and development support arrangements. Under the amendments, Pratt & Whitney Canada agreed to make four annual payments of approximately $327 million Canadian (approximately $241 million) each, commencing in the first quarter of 2016, to fully settle and terminate Pratt & Whitney Canada's future contractual obligations to pay royalties to these agencies that had previously been contingent upon future engine deliveries and Pratt & Whitney Canada sales; to maintain its commitments to perform certain assembly, test and manufacturing operations in Canada; and to provide support of innovation and research and development through initiatives with post-secondary institutions and key industry associations in Canada over a fourteen year period. As a result of the amendments to these contractual arrangements, Pratt & Whitney recorded a charge and related discounted obligation of $867 million in the fourth quarter of 2015.
The Canadian government settlement included in the table above represents amounts expected to be paid under this agreement in 2016, with the remaining provision of approximately $626 million included in Other long-term liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2015.